                                                                 EXHIBIT 99.B(Q)

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the Constellation Institutional Portfolios (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints, John Grady, Brian Walker, John Canning and Rami Livelsberger, each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



/s/ Janet F. Sansone                                       Date: August 27, 2004
--------------------------                                       ---------------
Janet F. Sansone, Trustee

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the Constellation Institutional Portfolios (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints, John Grady, Brian Walker, John Canning and Rami Livelsberger, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



/s/ John H. Grady                                          Date: August 27, 2004
----------------------                                           ---------------
John H. Grady, Trustee

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the Constellation Institutional Portfolios (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints, John Grady, Brian Walker, John Canning and Rami Livelsberger, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



/s/ Ronald W. Filante                                      Date: August 28, 2004
--------------------------                                       ---------------
Ronald W. Filante, Trustee

                     CONSTELLATION INSTITUTIONAL PORTFOLIOS

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of Constellation Institutional Portfolios (the "Trust"), a business trust organized under the laws of the State of Delaware, hereby constitutes and appoints, John Grady, Brian Walker, John Canning and Rami Livelsberger, each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-facts and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



/s/ Alfred C. Salvato                                      Date: August 27, 2004
--------------------------                                       ---------------
Alfred C. Salvato, Trustee